UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.      )

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ARRHYTHMIA RESEARCH TECHNOLOGY

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:
Reg. § 240.14a-101
SEC 1913 (3-99)

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, November 1, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Arrhythmia Research Technology, Inc., a Delaware corporation (the “Company”), will be held on Friday November 1, 2002 at 11:00 a.m. at the Four Points Hotel, 99 Erdman Way, Leominster, Massachusetts 01453 for the following purposes:

1.	To elect two directors for three year terms to expire at the 2005 Annual Meeting;

2.	To approve the appointment of BDO Seidman, LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2002, and;

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Stockholders of record at the close of business on October 1, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting in person. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

E. P. Marinos
Secretary

October 9, 2002

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
25 Sawyer Passway
Fitchburg, Massachusetts 01420

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

November 1, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy card is solicited by the Board of Directors of Arrhythmia Research Technology, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on November 1, 2002, at 11:00 a.m. at the Four Points Hotel, 99 Erdman Way, Leominster, Massachusetts 01453, or any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. When such proxy card is properly executed and returned, the shares it represents will be voted at the meeting in accordance with the directions noted thereon, or if no direction is indicated, they will be voted as recommended by the Board of Directors in favor of the proposals set forth in the accompanying Notice of Annual Meeting. Abstentions and broker non-votes will be considered as present at the meeting in determining the presence of a quorum, but will not be counted for or against proposals to be acted on by the Stockholders. An automated system administered by Continental Stock Transfer & Trust Company, the Company’s transfer agent, is used to tabulate the votes.

This Proxy Statement and the enclosed proxy card are being sent to Stockholders beginning on October 9, 2002. The Company will also supply brokers or other persons holding stock in their names or in the names of their nominees with such number of proxy cards and proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses incurred in connection therewith. In addition to solicitation by mail, certain Directors, officers, and regular employees of the Company may solicit proxies by facsimile transmission, telephone, and personal interview. All expenses incurred in connection with this solicitation will be borne by the Company.

Right to Revoke Proxy

Any Stockholder executing the proxy card enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by submitting to the Secretary of the Company a written revocation thereof at or prior to the 2002 Annual Meeting, by executing a proxy card bearing a later date, or by attending the Annual Meeting and voting in person the shares of stock such Stockholder is entitled to vote. The proxies will be voted at the 2002 Annual Meeting and at any adjournment thereof in the manner specified therein, but unless otherwise indicated, such proxy will be voted:

(1)	FOR the election of the nominees listed under “Election of Directors” as Directors of the Company;

(2)	FOR the approval of appointment of BDO Seidman, LLP to audit the consolidated financial statements of Arrhythmia Research Technology, Inc. for the fiscal year ending December 31, 2002, and;

(3)	At the discretion of the proxy holders, on any other matter that may properly come before the 2002 Annual Meeting or any adjournment thereof.

Voting Securities

At the close of business on October 1, 2002, which is the record date for the determination of Stockholders of the Company entitled to receive notice of and vote at the 2002 Annual Meeting or any adjournment thereof, the Company had outstanding 2,842,684 shares of Common Stock, $.01 par value per share (the “Common Stock”), exclusive of 1,059,718 treasury shares which will not be considered present or entitled to vote. Each share of Common Stock is entitled to one vote.

The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the 2002 Annual Meeting.

Proposal No. 1

ELECTION OF DIRECTORS

General Information

The Company’s By-Laws provide that the number of Directors, as determined from time to time by the Board of Directors, shall not be less than one or more than nine. The By-Laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Company’s By-laws were amended in 2001 to reduce the number of classes from three to two and to reduce the term of each class from three years to two years. The Board has determined to reinstitute the three classes, three-year term structure and has amended the Company’s By-laws accordingly. In accordance with this strategy, at the 2003 Annual Meeting the stockholders will elect Class II and Class III directors.

The Board of Directors has nominated Russell C. Chambers, M.D. and James E. Rouse for election as Class I Directors for three-year terms expiring at the 2005 Annual Meeting and until successors are duly elected and qualified. Dr. Chambers is presently a Director of the Company and his term expires at the 2002 Annual Meeting. Mr. Rouse is currently the President and Chief Operating Officer of the Company and has not previously served as a Director of the Company.

The Board of Directors has inquired of the nominees and has ascertained that they will serve, if elected. In the event that either of the nominees should become unavailable for election (which is unexpected), the Board of Directors may designate a substitute nominee, in which event the shares represented by the proxy card will be voted for such substitute nominee unless an instruction to the contrary is indicated on the proxy card. In lieu thereof, the Board of Directors may reduce the number of Directors in accordance with the By-Laws of the Company.

The affirmative vote of the holders of a majority of the shares of Common Stock present (whether in person or by proxy) and entitled to vote is required for the election of Dr. Chambers and Mr. Rouse.

The Board of Directors recommends a vote “FOR” the election of Dr. Chambers and Mr. Rouse as Class I Directors of the Company.

Information About Nominees and Directors

Biographical information for the persons nominated and for each person whose term of office as a Director will continue after the 2002 Annual Meeting is set forth below.

Name and Age	Principal Occupation, Business Experience, Past Five Years and Directorships	Director Since
Class I (Nominees for terms expiring 2005)
Russell C. Chambers, M.D. Age 59	For more than the past five years, Dr. Chambers has been primarily engaged in the management of his personal investments and a private charitable foundation.	1982

Name and Age	Principal Occupation, Business Experience, Past Five Years and Directorships	Director Since

James E. Rouse Age 47	President and Chief Operating Officer of the Company since October 2001. President and CEO of Micron Products	New Nominee

from December 2000 to present. Vice President and General Manager of the Company from December 2000 to October 2001. Plant Manager of Micron Products from December, 1996 to December, 2000. Operations Manager of Jarvis Surgical from 1995 to December, 1996.

Class II (term expires 2003)
E. P. Marinos Age 60
Mr. Marinos has been CEO of AMT/EPM Associates, a consulting company, since June 1, 2001. Mr. Marinos was President and Chief Executive Officer of Midcoast Interstate Transmission, Inc. (MIT) from June 1997 until June 2001. He also became Corporate Vice President of Administration for Midcoast Energy Resources, Inc. (MRS), MIT’s parent company, in June 1999 and President of Kansas Pipeline Co. in December 1999, a subsidiary of MRS, and held those positions until June 2001. From March 1995 until June 1997, he was President and Chief Executive Officer of the Company. Mr. Marinos serves as Chairman of the Company’s Board of Directors.
		1994

Julius Tabin Age 82	Since 1949, Dr. Tabin has been a partner in the law firm of Fitch, Even, Tabin & Flannery.	1982

Class III (term expires 2003)
Paul F. Walter, M.D. Age 63	Dr. Walter is an electrophysiologist and Professor of Medicine at Emory University.	1982

Board of Directors Meetings and Committees

The Board has established several committees whose principal functions are briefly described below. During the fiscal year ended December 31, 2001, the Board of Directors held eleven meetings. Committees of the Board held fourteen meetings. Average attendance by incumbent directors at Board meetings was 98% and for all Board and committee meetings average attendance was 97%.

Audit Committee.

The Audit Committee reviews the quality and integrity of the Company’s financial reports and its internal accounting and financial controls. The Audit Committee also has the responsibility of reviewing the independence and performance of the independent auditors and makes recommendations to the Board of Directors regarding the appointment or termination of the independent auditors. The Audit Committee met once during 2001. Its current members are E.P. Marinos (currently chairman of the Audit Committee), Julius Tabin, and Dr. Paul Walter, each of whom meets the criteria for independence under Section 121(A) of the American Stock Exchange’s listing standards.

Compensation Committee.

During 2001, Dr. Russell C. Chambers and Dr. Paul F. Walter, both non-employee Directors, served on the Compensation Committee. The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and approve senior executive compensation and to administer the Company’s Stock Option Plan. The Compensation Committee met twice in the fiscal year 2001.

Executive Committee.

The Executive Committee is composed of three members: Dr. Russell C. Chambers, E. P. Marinos and Julius Tabin. The principal functions of the Executive Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors. The Executive Committee met six times in the fiscal year 2001.

The Board has no standing Nominating Committee.

Directors’ Compensation

Each non-employee Director receives cash compensation of $1,000 per quarter. Additionally, each non-employee Director receives $500 cash for each meeting (including committee meetings) at which such Director is present in person and $250 for each meeting (including committee meetings) at which such Director is present by telephone. From time to time, the Board of Directors grants stock options to non-employees. In fiscal year 2001, no grants were made to any non-employees.

Dr. Russell C. Chambers, a Director and shareholder of the Company, consults for the Company and in exchange the Company pays a portion of his health insurance premiums. Health insurance premiums paid on behalf of Dr. Chambers were approximately $7,800, $11,670, and $8,500 for the fiscal years 2001, 2000, and 1999, respectively.

The Company also obtains consulting services from Mr. E.P. Marinos, a Director and shareholder of the Company. Fees paid to Mr. Marinos during fiscal years 2001, 2000, and 1999 were $8,048, $0 and $0, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth beneficial ownership of the Company’s Common Stock as of October 1, 2002 for all persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding Common Stock of the Company, each director of the Company, each nominee for director, each executive officer named in the Summary Compensation Table under “EXECUTIVE COMPENSATION” herein and the directors and executive officer as a group. Unless otherwise stated and subject to applicable community property laws, each beneficial owner has sole voting and investment powers with respect to the shares shown.

	Beneficial Ownership (1)
Name and Address of Beneficial Owner	Number	Percent
Russell C. Chambers, M.D. (2)	505,313	17.6
Julius Tabin, PhD	138,824	4.8
Paul F. Walter, M.D.	82,055	2.9
E.P. Marinos (3)	60,426	2.1
James E. Rouse (4)	6,000	0.2
All officers and directors as a group (5 persons)	792,618	27.6

1.	Unless otherwise noted, each person has sole voting and investment power with respect to the shares of Common Stock beneficially owned.
2.
Includes a total of 17,500 shares as follows: 2,500 over which Dr. Chambers has voting power pursuant to an agreement, 12,500 held as custodian for his son and 2,500 held as custodian for a niece. Excludes 264,060 shares of common stock owned by two trusts of which Dr. Chambers’ son and Dr. Chambers’ wife have a beneficial interest. Dr. Chambers does not have any power to vote the shares or dispose of the shares held by the two trusts and disclaims any beneficial ownership of the common stock held by the trusts. Also excludes 23,802 shares owned by a Foundation of which Dr. Chambers is a co-trustee and as to which Dr. Chambers has relinquished voting power and the power to dispose of the common stock and as to which Dr. Chambers disclaims beneficial ownership. Dr. Chamber’s address is 2121 North Frontage Rd., Vail, CO 81657.

3.	Includes options to purchase 24,000 shares, all of which were exercisable at October 1, 2002.
4.	Represents currently exercisable options to purchase 6,000 shares.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company’s officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish the Company with copies of such reports.

Based solely upon the Company’s review of the copies of such forms it has received or written or oral representations from Reporting Persons, the Company believes that all Reporting Persons complied with the filing requirements applicable to them pursuant to Section 16(a) of the Securities Exchange Act during fiscal year 2001.

EXECUTIVE OFFICERS

The following list sets forth the names, ages and offices of the executive officers of the Company during fiscal 2001. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below.

Name	Position	Age
James E. Rouse	President and Chief Operating Officer	47
Richard A. Campbell	Vice President of Finance	58

Mr. Rouse was appointed President and Chief Operating Officer of the Company in October, 2001 and has served as President and Chief Executive Officer of the Company’s subsidiary, Micron Products, since December, 2000. Previously Mr. Rouse was Vice President and General Manager of the Company since December of 2000. He was Plant Manager of Micron Products Inc. from December of 1996 until December, 2000. Mr. Rouse was Operations Manager for Jarvis Surgical, Inc. prior to joining Micron in 1996. He served in positions of Biomedical Product Manager and Director of Quality Assurance during his employment at Kom TeK, Inc., a subsidy of Kervick Enterprises, Inc., from 1983 to 1995.

Mr. Campbell was appointed Vice President of Finance in June, 2000 and resigned this position effective August 31, 2002. Prior to joining the Company, he was Vice President of Finance for Nichols & Stone Company from 1992 until 1998.

EXECUTIVE COMPENSATION

The aggregate of all plan and non-plan compensation awarded to, earned by, or paid to the Company’s Chief Executive Officer (the “Named Executive Officer”) for services during the two fiscal years ended December 31, 2001 by the Company and its subsidiaries is shown in the following table:

SUMMARY COMPENSATION TABLE

					Long-term Compensation
	Annual Compensation				Awards	Payouts
Name and Principal Position	Year	Salary	Bonus	Options	Stock Options (shares)	Long-term Incentive Payouts	All Other Comp
James E. Rouse, President Arrhythmia Research Technology, Inc.	2001	$100,000	—	—	30,000	—	—
James E. Rouse, President, Micron Products, Inc.	2000	82,500	5,000	—	—	—	—

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in 2001	Exercise Price ($/sh)	Expiration Date	5%	10%
James E. Rouse	30,000	(1)	50%	$2.00	March 21, 2007	$20,400	$43,590

(1)
Mr. Rouse was granted 30,000 options under the 2001 Stock Option Plan. The shares vest at the rate of 20% per year for five years until fully vested. The exercise price equals the market price on the date of grant. The market price at the date of grant was $2.00 per share.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTIONS VALUES TABLE

The realized values of aggregated option exercises during fiscal year 2001 and value of unexercised in-the-money options at December 31, 2001 are shown in the following table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options Held at December 31, 2001		Value of Unexercised In-the-Money Options at December 31, 2001(1)
Name	Shares Acquired on Exercise	Value Realized (Market Price at Exercise Less Exercise Price)	Exercisable	Unexercisable	Exercisable	Unexercisable
James E. Rouse	–0–	$–0–	–0–	30,000	$–0–	$15,000

(1)	Calculated on the basis of the closing price per share for the Common Stock on the American Stock Exchange of $2.50 on December 31, 2001

EMPLOYMENT AGREEMENT

In October 2001, the Company entered into a five year employment agreement with Mr. Rouse, the Company’s President and Chief Operating Officer, under which he receives base compensation of $100,000 per year, subject to annual review for raises in accordance with Company policy, and bonus compensation and other benefits as the Company may institute. The Company also provides Mr. Rouse with medical and dental benefits in accordance with the Company’s group plans. If the Company terminates Mr. Rouse’s employment without cause, Mr. Rouse is entitled to his then base compensation and medical and dental benefits for a period of twelve months. In the event of a sale of all or substantially all of the Company’s assets or a sale or transfer of the Company’s voting securities resulting in a change in the ownership of a majority of the Company’s voting securities, the Company may terminate Mr. Rouse’s employment, in which event Mr. Rouse is entitled to the greater of his current base compensation up to the date of termination or his base compensation for a period of twenty-four months, as well as eighteen months of medical and dental benefits. In addition, Mr. Rouse’s employee stock options become immediately vested and exercisable upon a change of control as described above.

REPORT OF THE COMPENSATION COMMITTEE

The following report of the Compensation Committee (the “Committee”), as well as the Performance Graph set forth herein, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission (the “SEC”) and are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company’s Stock Option Plan. The Committee in 2001 was comprised of Russell C. Chambers and Paul F. Walter. All decisions of the Committee relating to compensation of the President and Executive Officer are reviewed and approved by the other non-employee Directors.

Compensation Policy

The Company’s executive compensation policies are designed to foster the Company’s business goals of achieving profitable growth and premium returns to Stockholders. The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards that are closely related to the performance of the Company and the individual executive by placing a portion of compensation at risk; and (3) to align the interests of executives and Stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

This report discusses the manner in which base salaries, short-term incentive compensation and long-term, equity-based incentives for the Company’s President and Executive Officer were determined for the 2001 fiscal year.

Executive Compensation

The key components of executive compensation are base salary, short-term incentive compensation and long-term, equity-based incentives. Base salaries are generally targeted to be competitive with the salaries paid at other companies of similar size and complexity within and outside the medical device manufacturing industries.

Base Salary

Salary level targets are established so that the Company can attract and retain the most qualified employees. In determining an executive officer’s salary, the Compensation Committee considers, but does not assign specific weights to, the following factors: internal factors involving the executive’s level of responsibility, experience, individual performance, and equity issues relating to pay for other Company executives, as well as external factors involving competitive positioning, overall corporate performance, and general economic conditions. No specific formula is applied to determine the weight of each factor.

Incentive Compensation Program

The Company maintains an incentive compensation program for substantially all officers and executives designed to reward such individuals for their contributions to corporate and individual objectives. In the past, the programs have provided additional compensation based on performance and profits of those operations for which the various executives have responsibility.

Long-Term Incentive Compensation

The Company also grants stock options and other equity incentives under the Stock Option Plans in order to link compensation to the Company’s long-term growth and performance and to increases in Stockholder value. The Committee has broad discretion to establish the terms of such grants to eligible employees of the Company and it’s subsidiaries. It grants awards to designated employees upon commencement of employment or following a significant change in an employee’s responsibility or title. Awards are based on guidelines relating to the employee’s position in the Company that are set by the Committee, as well as the employee’s current performance and anticipated future contributions. The Committee also considers the amount and terms of stock options previously granted to each of the employees. The Committee individually evaluates these factors with respect to each executive and then the Committee reaches a consensus on the appropriate award. During fiscal year 2001, the Committee recommended the grant of stock options under the 2001 Stock Option Plan, exercisable for 30,000 shares, to each of Mr. Rouse and Mr. Campbell.

Compensation of President and Chief Executive Officer

James E. Rouse was named President of the Company in October 2001. Pursuant to the terms of his employment agreement, his annual rate of compensation in 2001 was $100,000. In addition, Mr. Rouse was granted a stock option for the purchase of 30,000 shares of the Company’s common stock. In making this grant, the Committee took into consideration the Company’s established practice of awarding stock options to newly elected officers in order to provide them with stake in the Company, as well as the other factors described above under “Long Term Incentive Compensation.”

This report on executive compensation is made by and on behalf of the Company’s Compensation Committee.

Russell C. Chambers, M.D.                         Paul F. Walter, M.D.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Proxy Statement with respect to the Audit Committee Report and charter and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commissions, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee operates under a written charter adopted by the Board of Directors, which charter is provided at the end of this Proxy as Exhibit I. The Audit Committee has reviewed and discussed with management and the Company’s independent auditors, BDO Seidman, LLP, the Company’s audited consolidated financial statements and discussed any significant accounting issues. The Audit Committee’s review and discussion with the Company’s independent auditors included matters requiring discussion pursuant to Statements on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee further discussed with BDO Seidman, LLP, matters relating to its independence, and has received the written disclosures and letter from it required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee reviewed the overall scope and plans for the annual audit by the Company’s independent auditors and the Company’s financial reporting process and internal controls, as well as any significant audit findings by the independent auditor and management’s responses to any suggestions raised by the independent auditors.

On the basis of these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee is not providing any expert or special assurance as to the Company’s financial statements, and is not providing any professional certification as to the independent auditor’s work product.

E.P. Marinos                         Julius Tabin                         Paul F. Walter M.D.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

To date, all transactions between the Company and its officers, directors, or their affiliates have been approved or ratified by a majority of the directors who did not have an interest in, and who were not employed by the Company at the time of such transaction. The Company’s Board of Directors adopted resolutions providing that any transaction between the Company and its officers, directors or their affiliates must be approved by a majority of the Directors who do not have an interest in and who are not employed by the Company at the time of such transaction. The Company believes that all transactions entered into with affiliates of the Company were on terms no less favorable than could have been obtained from unaffiliated third parties.

In May 1983, the Company entered into an agreement with Cardiodigital Industries, Inc. (“CDI”) pursuant to which the Company granted an exclusive license to CDI to utilize the technology covered by the Simson Patent in connection with signal-averaging devices. Julius Tabin, a Director of the Company, is a shareholder of CDI. In addition, the estate of G. Russell Chambers (Dr. Chambers’ father) is a shareholder of CDI. Royalties paid CDI were $450, $6,100, and $15, 700 for fiscal years ended 2001, 2000, and 1999, respectively.

Dr. Tabin, a Director and shareholder of the Company, is a partner of a law firm that represents the Company with respect to patent and other intellectual property law matters. Fees for services and patent costs paid to this firm were approximately $25,000, $37,700 and $41,000 for fiscal years ended 2001, 2000, and 1999, respectively.

STOCK PERFORMANCE GRAPH

The following Performance Table compares the Company’s cumulative total shareholder return on its Common Stock for a five-year period (from December 31, 1996 to December 31, 2001), with the cumulative total return of the Standard & Poor’s 500 Stock Index (“S&P 500”) (which does not include the Company), and the Standard & Poor’s Medical Products and Supplies Stock Index (which includes the Company)(“S&P Med”). Dividend reinvestment has been assumed. The Performance Graph assumes $100 invested in December 31, 1996 in the Company’s Common Stock, S&P 500, and S&P Med.

	Cumulative Total Return
	12/96	12/97	12/98	12/99	12/00	12/01

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.	100.00	62.50	52.50	65.00	65.00	100.00
S & P 500	100.00	133.36	171.47	207.56	188.66	166.24
S & P HEALTH CARE (MEDICAL PRODUCTS &SUPPLIES)	100.00	124.67	179.70	166.45	240.09	227.91

Proposal No. 2
INDEPENDENT ACCOUNTANTS

The Directors of the Company have selected BDO Seidman, LLP as the auditors of the Company for the fiscal year ending December 31, 2002, subject to the approval of the Stockholders. BDO Seidman, LLP has acted as the Company’s auditors since 1998. A representative of BDO Seidman, LLP is expected to be at the Meeting, to make a statement if so desired, and to respond to any appropriate questions.

Before the Audit Committee recommended the appointment of BDO Seidman, LLP, to the Board, it considered the qualifications of that firm, including its performance previously and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee has determined that the provisions of the services set forth under “All Other Fees” are compatible with maintaining the principal accountants independence.

Audit Fees

The amount of the fees for audit services performed by BDO Seidman, LLP during fiscal year 2001 was approximately $90,000.

All Other Fees

The amount of fees for tax and other services performed by BDO Seidman LLP during fiscal year 2001 was approximately $13,000.

Recommendation and Vote

To be approved, this proposal requires the affirmative vote of the holders of a majority of the voting stock of the Company present in person or represented by proxy at the Annual Meeting entitled to vote thereon.

The Board of Directors recommends a vote “FOR” the appointment of BDO Seidman, LLP as the Company’s auditors for the fiscal year ending December 31, 2002.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Stockholders are entitled to submit proposals on matters appropriate for Stockholder action and have that proposal included in the Company’s proxy statement consistent with regulations of the Securities and Exchange Commission. Should a Stockholder intend to present a proposal at the 2003 Annual Meeting and have that proposal included in the Company’s proxy statement, it must be received by the Secretary of the Company (C/O Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420) not later than June 9, 2003 and must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be included in the Company’s Proxy Statement and proxy card relating to that meeting.

Stockholders of the Company may nominate candidates for election to the Board of Directors and submit other matters for consideration at the Company’s annual meeting by providing written notice to the Company not later than 90 days in of advance of the annual meeting, unless the annual meeting is held on a date other than the second Tuesday of June, in which case the stockholder notice must be given within ten days after the first public disclosure of the scheduled date of the annual meeting. Nominations for elections of directors to take place at a special meeting are required to be received by the close of business on the seventh day following the date on which notice of such meeting is given to stockholders. In the case of director nominations, the notice must contain the stockholder’s and nominee’s name and address, a representation that the stockholder is a holder of record of the Company entitled to vote at the meeting and intends to appear at the meeting (in person or by proxy) to nominate the nominee, a description of any arrangements or understanding between the stockholder and the nominee, the consent of the nominee to serve if so elected and such other information as would be required by the rules of the SEC to be included in a proxy statement. Notices of other business must contain a brief description of the business to be brought before the meeting, the stockholder’s name and address, a representation as to stockholder status and intent to appear at the meeting to propose the business, and a description of any material interest of the stockholder in the matter.

OTHER BUSINESS

The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their judgment.

No person is authorized to give any information or to make any representation other than that contained in this Proxy Statement, and if given or made, such information may not be relied upon as having been authorized.

Copies of the Company’s 2001 Annual Report on Form 10-K are being sent to all Stockholders along with this Proxy Statement. Additional copies will be furnished without charge to Stockholders upon written request. All written requests should be directed to Arrhythmia Research Technology, Inc., Secretary, c/o Micron Products, Inc., 25 Sawyer Passway, Fitchburg, MA 01420.

EXHIBIT I

Arrhythmia Research Technology, Inc.
Audit Committee Charter

Purpose

The primary purpose of the Audit Committee is to assist the Board of Directors (the “Board”) in fulfilling its responsibility to the shareholders, potential shareholders and investment community relative to the Company’s financial reporting process, including reviewing the financial reports and other financial information provided by the Company to any regulatory body, the public or other users thereof, insuring the quality and integrity of the Company’s systems of internal accounting and financial controls, and overseeing the annual independent audit of the Company’s financial statements.

In doing so, it is the responsibility of the Audit Committee to investigate any significant matter brought to its attention with full access to all books, records, facilities and personnel of the Company, and the power to retain outside counsel, auditors or other experts for this purpose. The Audit Committee shall maintain open communications between the Board, the independent auditors and the financial management of the Company.

Membership

The Audit Committee shall be comprised of not less than three members of the Board, and the Audit Committee’s members will meet the requirements of the Audit Committee Policy of the AMEX. Accordingly, all of the members will be directors:

1.	who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2.
who are financially literate or who become financially literate within a reasonable period of time after appointment to the Audit Committee. In addition, at least one member of the Audit Committee will have accounting or related financial management expertise.

Key Responsibilities

The Audit Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements.

The following functions shall be the common recurring activities of the Audit Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate, given the circumstances.

•
The Audit Committee shall review with management and the outside auditors the audited financial statements to be included in the Company’s Annual Report on Form 10-K and review and consider with the outside auditors, the matters (if any) required to be discussed by Statement of Auditing Standards (“SAS”) No. 61.

•
As a whole, or through its chairperson, the Audit Committee shall review with the outside auditors the matters (if any) required to be discussed by SAS No. 61 in connection with the interim financial reviews conducted by the outside auditors prior to the Company’s filing of the Form 10-Q.

•	The Audit Committee will prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

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•	The Audit Committee shall discuss with management and the outside auditors the quality and adequacy of the Company’s internal controls, accounting policies and estimates, at least on an annual basis.

•
The Audit Committee shall obtain from the outside auditors annually, a formal written statement delineating all relationships between the outside auditors and the Company consistent with Independence Standards Board Standard No. 1; and discuss any such disclosed relationships and their impact on the outside auditor’s independence.

•
The Audit Committee, subject to any action that may be taken by the full Board, shall have the authority and responsibility to nominate for shareholder approval, evaluate and, where appropriate, replace the outside auditors.

•	The Audit committee will perform such other functions as may be required by regulations, the Company’s Certificate of Incorporation or its By-Laws.

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ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

Proxy Solicitation on Behalf of the Board of Directors for Stockholders Meeting on November 1, 2002

The undersigned hereby appoints Judith Lucier and James E. Rouse and each or either of them, as true and lawful agents and proxies with full power of substitution in each to represent the undersigned in all matters coming before the 2002 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. to be held on Friday, November 1, 2002 at the Four Points Hotel, 99 Erdman Way, Leominster, Massachusetts 01453 at 11:00 a.m. local time, and any adjournment thereof, and to vote as follows:

1.	Election of Directors: Nominees: Russell C. Chambers, M.D. James E. Rouse
☐ VOTE FOR	all nominees listed above, except withhold from following OR ☐ VOTE WITHHELD from all nominees listed above.
nominees (if any):

2.	Approval of the Appointment of BDO Seidman, LLP ☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

3.	Other Matters

In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

Please sign and date on the reverse side.

When properly executed, this proxy will be voted in the manner specified above by the stockholder. To the extent contrary specifications are not given, this proxy will be voted for the nominees listed in item 1 and for item 2 with the discretionary authority set forth in the accompanying proxy statement for item 3.

PLEASE SIGN AND DATE

Dated:                                                                     , 2002

Signature

Printed Name

Signature

Printed Name

(Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

PLEASE DATE, SIGN AND RETURN THIS PROXY
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES